                                                                       Exhibit 1

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                              Class A1 1.77% Asset Backed Notes
                              Class A2 1.95% Asset Backed Notes
                              Class A3 2.49% Asset Backed Notes
                              Class A4 3.04% Asset Backed Notes
                               Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  June 20, 2003
MONTHLY PERIOD:     May, 2003

Under the Sales and Servicing Agreement dated as of October 10, 2002 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2002-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A) The aggregate amount of the distribution with respect to:

                              Class A-1 Notes                                 -
                              Class A-2 Notes                     15,459,975.83
                              Class A-3 Notes                        394,250.00
                              Class A-4 Notes                        172,741.67
                                Class B Notes                         34,650.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:


                              Class A-1 Notes                                 -
                              Class A-2 Notes                        198,250.00
                              Class A-3 Notes                        394,250.00
                              Class A-4 Notes                        172,741.67
                                Class B Notes                         34,650.00

          (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                              Class A-1 Notes                                 -
                              Class A-2 Notes                     15,261,725.83
                              Class A-3 Notes                                 -
                              Class A-4 Notes                                 -
                                Class B Notes                                 -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                              Class A1 1.77% Asset Backed Notes
                              Class A2 1.95% Asset Backed Notes
                              Class A3 2.49% Asset Backed Notes
                              Class A4 3.04% Asset Backed Notes
                               Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  June 20, 2003
MONTHLY PERIOD:     May, 2003

          (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

                              Class A-1 Notes                                 -
                              Class A-2 Notes                      126.72111336
                              Class A-3 Notes                        2.07500000
                              Class A-4 Notes                        2.53333338
                                Class B Notes                        2.93333333


          (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

                              Class A-1 Notes                                 -
                              Class A-2 Notes                        1.62500000
                              Class A-3 Notes                        2.07500000
                              Class A-4 Notes                        2.53333338
                                Class B Notes                        2.93333333


          (F) The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:

                              Class A-1 Notes                                 -
                              Class A-2 Notes                      125.09611336
                              Class A-3 Notes                                 -
                              Class A-4 Notes                                 -
                                Class B Notes                                 -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

          (A)       The Pool Balance at the close of business
                    on the last day of the Monthly Period:
                                                                 376,738,274.17

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                         Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:    June 20, 2003
MONTHLY PERIOD:       May, 2003

        (B) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph
                      A.1 (C) above with respect to:

                                       Class A-1 Notes                       -
                                       Class A-2 Notes          106,738,274.17
                                       Class A-3 Notes          190,000,000.00
                                       Class A-4 Notes           68,187,500.00
                                         Class B Notes           11,812,500.00

        (C)           The Note Pool Factor for each Class of
                      Notes after giving affect to the
                      payments set forth in paragraph A.1 (C)
                      above with respect to:

                                       Class A-1 Notes                       -
                                       Class A-2 Notes              0.87490389
                                       Class A-3 Notes              1.00000000
                                       Class A-4 Notes              1.00000000
                                         Class B Notes              1.00000000

        (D)           The amount of aggregate Realized Losses
                      for the preceding Monthly Period:

                                                                     42,193.11

        (E)           The aggregate Purchase Amount for all
                      Receivables that were repurchased in
                      the Monthly Period:
                                                                             -

2. Servicing Fee

                      The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period

                                                                    164,562.31

3. Payment Shortfalls

        (A)           The amount of the Noteholders' Interest
                      Carryover Shortfall after giving effect
                      to the payments set forth in paragraph A.1
                      (B) above with respect to:

                                       Class A-1 Notes                       -
                                       Class A-2 Notes                       -
                                       Class A-3 Notes                       -
                                       Class A-4 Notes                       -
                                         Class B Notes                       -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                         Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:    June 20, 2003
MONTHLY PERIOD:       May, 2003

        (B)           The amount of the Noteholders' Interest
                      Carryover Shortfall set forth in
                      paragraph 3(A) above per $1,000 interest with respect to:

                                       Class A-1 Notes                       -
                                       Class A-2 Notes                       -
                                       Class A-3 Notes                       -
                                       Class A-4 Notes                       -
                                         Class B Notes                       -

4
        (A)           The aggregate amount of collections by
                      the Servicer during the preceding
                      Monthly Period:

                                                                 20,554,439.70

        (B)           The aggregate amount which was received
                      by the Trust from the Servicer during
                      the Monthly Period:
                                                                 20,389,877.39

        (C)           The number of Receivables that are
                      delinquent for:

                                                  30-59 days                72
                                                  60-89 days                21
                                             90 or more days                14
                              Repossessed Autos in Inventory                24

M&I Auto Loan Trust 2002-1                                                                                                    Page 1
Monthly Servicing Report

Distribution Date                    June 20, 2003                                               Closing Date:      October 10, 2002
Collection Period Begin Date:          May 1, 2003                                 Previous Distribution Date:          May 20, 2003
Collection Period End Date:           May 31, 2003                        Previous Collection Period End Date:        April 30, 2003

------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics                       Cutoff Balance      Coupon   Accrual Calendar  Legal Final Maturity    CUSIP
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                                $133,000,000.00     1.770%      Actual/360        October 20, 2003   55255PAF7
ii     Class A-2 Notes                                $122,000,000.00     1.950%        30/360             July 20, 2005   55255PAG5
iii    Class A-3 Notes                                $190,000,000.00     2.490%        30/360          October 22, 2007   55255PAH3
iv     Class A-4 Notes                                $ 68,187,500.00     3.040%        30/360          October 20, 2008   55255PAJ9
v      Class B Notes                                  $ 11,812,500.00     3.520%        30/360        September 21, 2009   55255PAK6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                             Balance as of               % of Original Balance      Unpaid Interest  Unpaid Interest
                                      05/20/2003        06/20/2003      05/20/2003    06/20/2003      05/20/2003       06/20/2003
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes              $          0.00   $          0.00     0.00%         0.00%             -                -
ii     Class A-2 Notes              $122,000,000.00   $106,738,274.17   100.00%        87.49%             -                -
iii    Class A-3 Notes              $190,000,000.00   $190,000,000.00   100.00%       100.00%             -                -
iv     Class A-4 Notes              $ 68,187,500.00   $ 68,187,500.00   100.00%       100.00%             -                -
v      Class B Notes                $ 11,812,500.00   $ 11,812,500.00   100.00%       100.00%             -                -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 2
Monthly Servicing Report

Distribution Date                    June 20, 2003                                               Closing Date:      October 10, 2002
Collection Period Begin Date:          May 1, 2003                                 Previous Distribution Date:          May 20, 2003
Collection Period End Date:           May 31, 2003                        Previous Collection Period End Date:        April 30, 2003

------------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

------------------------------------------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                                                          $2,431,305.00
ii     Reserve Account Deposits for Prefunding                                          $        0.00
iii    Beginning of Period Reserve Balance (Including Prefunding Deposits)              $2,624,940.86
iv     Specified Reserve Account Percent                                                         0.50% of Aggregate Loans Purchased
v      Specified Reserve Account Floor                                                  $        0.00
vi     Specified Reserve Account Balance                                                $2,624,940.86
vii    Reserve Account Release                                                          $        0.00
viii   Reserve Account Draws                                                            $        0.00
ix     Reserve Account Deposits                                                         $        0.00
x      End of Period Reserve Balance                                                    $2,624,940.86
xi     Outstanding Simple Interest Advances                                             $   59,488.91

------------------------------------------------------------------------------------------------------------------------------------
D. Pre-Funding Account

------------------------------------------------------------------------------------
I.     Pre-Funding Amount %                                                   17.57%
ii     Pre-Funding Transfer Amount                                   $92,217,688.56
iii    Pre-Funding Account Balance                                   $         0.00
iv     Investment Earnings and Income on funds in deposit            $         0.00
       in the Pre-Funding Account during the collection period
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
E. Servicing

------------------------------------------------------------------------------------
I.     Servicing Fee Percentage                                                0.50%
ii     Beginning of Period Servicing Shortfall                                 0.00
iii    End of Period Servicing Shortfall                                       0.00
------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 3
Monthly Servicing Report


Distribution Date                   June 20, 2003                                                  Closing Date:    October 10, 2002
Collection Period Begin Date:         May 1, 2003                                    Previous Distribution Date:        May 20, 2003
Collection Period End Date:          May 31, 2003                           Previous Collection Period End Date:      April 30, 2003

------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Characteristics                    Initial Balance    Prefunding    Adjusted Initial           Balance as of
                                                   10/04/2002      11/15/2002        Balances        04/30/2003       05/31/2003
------------------------------------------------------------------------------------------------------------------------------------
I.   Principal Balance                          $432,770,483.68  $92,217,688.56   $524,988,172.24  $394,949,533.57  $376,738,274.17
ii   Number of Contracts                                 32,439           5,706            38,145           32,363           31,399
iii  Weighted Average Coupon (WAC)                         7.32%           6.77%             7.22%            7.20%            7.20%
iv   Weighted Average Original Term                       59.64           60.04             59.71            59.80            59.83
v    Weighted Average Remaining Term                      50.24           58.22             51.64            46.13            45.26
vi   Weighted Average Seasoning                            9.40            1.82              8.07            13.68            14.56
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
F. Portfolio Characteristics                    % of Adjusted Initial Balances as of
                                                04/30/2003             05/31/2003
-------------------------------------------------------------------------------------
I.   Principal Balance                                 75.23%                 71.76%
ii   Number of Contracts                               84.84%                 82.31%
iii  Weighted Average Coupon (WAC)
iv   Weighted Average Original Term
v    Weighted Average Remaining Term
vi   Weighted Average Seasoning
-------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 4
Monthly Servicing Report


Distribution Date                   June 20, 2003                                                  Closing Date:     August 30, 2001
Collection Period Begin Date:         May 1, 2003                                    Previous Distribution Date:        May 20, 2003
Collection Period End Date:          May 31, 2003                           Previous Collection Period End Date:      April 30, 2003

--------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance                         # of Contracts                % of # of Contracts
                                            04/30/2003        05/31/2003    04/30/2003      05/31/2003
--------------------------------------------------------------------------------------------------------
I.   30-59 Days Delinquent                      70                72              0.22%           0.23%
ii   60-89 Days Delinquent                      16                21              0.05%           0.07%
iii  90-119 Days Delinquent                      8                14              0.02%           0.04%
iv   120+ Days Delinquent                        2                 0              0.01%           0.00%
v    Repo in Inventory (Charged-Off)             9                 8              0.03%           0.03%
vi   Repo in Inventory (Not Charged-Off)         9                16              0.03%           0.05%
vii  Gross Charge-Offs in Period                17                12              0.05%           0.04%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance                        Principal Balance               % of Principal Balance
                                            04/30/2003      05/31/2003     04/30/2003             05/31/2003
----------------------------------------------------------------------------------------------------------------
I.   30-59 Days Delinquent                    737,618.93      770,691.70           0.19%                  0.20%
ii   60-89 Days Delinquent                    218,224.52      236,481.98           0.06%                  0.06%
iii  90-119 Days Delinquent                    73,481.12      172,334.70           0.02%                  0.05%
iv   120+ Days Delinquent                           0.00            0.00           0.00%                  0.00%
v    Repo in Inventory (Charged-Off)          141,824.54       98,299.50           0.04%                  0.03%
vi   Repo in Inventory (Not Charged-Off)      129,714.47      149,236.90           0.03%                  0.04%
vii  Gross Charge-Offs in Period              195,683.46       86,844.54           0.05%                  0.02%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
G.2 Ratios                                                     Ratio
                                            03/31/2003        04/30/2003    05/31/2003                      3 Month Average
----------------------------------------------------------------------------------------------------------------------------
I.   Net Loss Ratio                                 0.10%           0.44%         0.13%                               0.22%
ii   Delinquency Ratio                              0.08%           0.07%         0.11%                               0.09%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
H. Portfolio Charge-Offs                                            Dollar Amount           % of Adjusted Initial Balances
                                                              04/30/2003    05/31/2003      04/30/2003          05/31/2003
----------------------------------------------------------------------------------------------------------------------------
I.   Gross Charge-Offs in Period                              $195,683.46   $ 86,844.54          0.037%              0.017%
ii   Cumulative Gross Charge-Offs                             $593,143.82   $679,988.36          0.113%              0.130%
iii  Net Losses in Period                                     $149,872.59   $ 42,193.11          0.029%              0.008%
iv   Cumulative Net Losses                                    $482,522.32   $524,715.43          0.092%              0.100%
----------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 5
Monthly Servicing Report


Distribution Date                         June 20, 2003                                         Closing Date:        August 30, 2001
Collection Period Begin Date:               May 1, 2003                           Previous Distribution Date:           May 20, 2003
Collection Period End Date:                May 31, 2003                  Previous Collection Period End Date:         April 30, 2003

-----------------------------------------------------------------------------------------------------
I. Pool Collections

-----------------------------------------------------------------------------------------------------
I.     Borrower Interest Collections                                                    2,325,884.50
ii     Borrower Principal Collections                                                  18,079,924.20
iii    Net Liquidation Proceeds                                                            44,490.66
iv     Recoveries                                                                          44,651.43
v      Simple Interest Advance                                                             59,488.91
vi     Repurchase Amounts (Interest)                                                               -
vii    Repurchase Amounts (Principal)                                                              -
viii.  Total Interest Collections                                                       2,385,373.41
ix     Total Principal Collections                                                    $18,169,066.29
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
J. Pool Balance Reconciliation

-----------------------------------------------------------------------------------------------------
I.     Beginning Pool Balance                                                         394,949,533.57
ii     Additional Fundings                                                                         -
iii    Pool Balance Reductions from Principal Collections                              18,124,414.86
iv     Gross Charge-Offs in Period                                                         86,844.54
v      Ending Pool Balance                                                            376,738,274.17
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
K. Total Available

-----------------------------------------------------------------------------------------------------
I.     Total Pool Collections                                                          20,554,439.70
ii     Pre-Funding Account Income                                                                  -
iii    Pre-Funding Account Release                                                                 -
            Reserve Account Balance                                 2,624,940.86                   -
            Specified Reserve Account Amount                        2,624,940.86                   -
                                                                   -------------
iv     Reserve Account Release                                                 -                   -
v      Reserve Account Draw                                                                        -
vi     Collected Funds                                                                 20,554,439.70
-----------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 6
Monthly Servicing Report


Distribution Date                         June 20, 2003                                         Closing Date:       October 10, 2002
Collection Period Begin Date:               May 1, 2003                           Previous Distribution Date:           May 20, 2003
Collection Period End Date:                May 31, 2003                  Previous Collection Period End Date:         April 30, 2003

-------------------------------------------------------------------------------------------------------------------------------
L. Waterfall                                                 Calculation          Amount Due         Amount      Amount Paid
                                                                Steps                             Available for
                                                                                                  Distribution
-------------------------------------------------------------------------------------------------------------------------------
I.   Reimbursement of Outstanding Simple Interest Advances   $            0.00  $    50,129.69    20,554,439.70      50,129.69
          Servicing Fee                                             164,562.31
          Previous Servicing Fee Shortfall                                0.00
                                                             =================
ii   Total Servicing Fee                                     $      164,562.31  $   164,562.31    20,504,310.01     164,562.31
iii  Class A Notes Interest Distribution                                            765,241.67    20,339,747.70     765,241.67
iv   Class B Notes Interest Distribution                     $            0.00       34,650.00    19,574,506.03      34,650.00
v    Reserve Fund Deposit                                    $            0.00  $         0.00    19,539,856.03              -
           a) Previous Class A-1 Notes                       $            0.00  $         0.00                -              -
           b) Previous Note Balance - Pool Balance           $   15,261,725.83  $         0.00                -              -
     X.)   MAX of a) and b)                                  $   15,261,725.83  $         0.00                -              -
vi   Regular Principal Distribution                          $   15,261,725.83   15,261,725.83    19,539,856.03  15,261,725.83
vii  Release to Seller                                                            4,278,130.20     4,278,130.20   4,278,130.20
-------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 7
Monthly Servicing Report


Distribution Date                   June 20, 2003                                                  Closing Date:    October 10, 2002
Collection Period Begin Date:         May 1, 2003                                    Previous Distribution Date:        May 20, 2003
Collection Period End Date:          May 31, 2003                           Previous Collection Period End Date:      April 30, 2003

----------------------------------------------------------------------------------------------------------------------------
M. Bond Interest Distributions      Coupon       Number of Days     Current      Previous       Accrued        Total Bond
                                                 in Pay Period      Interest     Interest     Interest on     Interest Due
                                                                                 Shortfall      Interest
                                                                                               Shortfall
----------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                                             $765,241.67        0.00           0.00      765,241.67
   Class A-1 Notes                      1.770%         31          $      0.00        0.00           0.00            0.00
   Class A-2 Notes                      1.950%         30          $198,250.00        0.00           0.00      198,250.00
   Class A-3 Notes                      2.490%         30          $394,250.00        0.00           0.00      394,250.00
   Class A-4 Notes                      3.040%         30          $172,741.67        0.00           0.00      172,741.67
   Class B Notes                        3.520%         30          $ 34,650.00        0.00           0.00       34,650.00
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
M. Bond Interest Distributions      Total Bond Interest    Interest Shortfall
                                           Paid


-------------------------------------------------------------------------------
   Total Class A Notes                   765,241.67                       0.00
   Class A-1 Notes                                -                       0.00
   Class A-2 Notes                       198,250.00                       0.00
   Class A-3 Notes                       394,250.00                       0.00
   Class A-4 Notes                       172,741.67                       0.00
   Class B Notes                          34,650.00                       0.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
N. Bond Principal Distributions

-------------------------------------------------------------------------------
   Priority Principal Distribution                                           -
   Regular Principal Distribution                                15,261,725.83
                                                               ===============
   Total Principal Distribution                                  15,261,725.83

   Class A-1 Notes Principal Distribution                                 0.00
   Class A-2 Notes Principal Distribution                        15,261,725.83
   Class A-3 Notes Principal Distribution                                 0.00
   Class A-4 Notes Principal Distribution                                 0.00
   Class B Notes Principal Distribution                                   0.00
-------------------------------------------------------------------------------